EXHIBIT 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

        This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of June 22, 2000 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below); and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                    RECITALS

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent, that certain Second Amendment to Credit Agreement dated as of March 9, 2000 among such parties, and as may be further amended or modified from time to time, the "Credit Agreement");

        WHEREAS, the Borrower has informed the Lenders that it anticipates being unable to make certain principal and interest payments due under the Credit Agreement on and after June 30, 2000, and possibly unable to comply with certain of the financial covenants set forth in the Credit Agreement with respect to the period ending as of June 30, 2000;

        WHEREAS, the Borrower has requested that the Lenders amend certain terms and provisions of the Credit Agreement to effect a deferral of such principal and certain of such interest payments to September 30, 2000 and to eliminate each of the financial covenants to the extent (and only to the extent) tested as of, or with respect to the period ending, June 30, 2000;

        WHEREAS, the Lenders have agreed to such requests, subject to the terms and conditions set forth below.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. AMENDMENTS. Effective as of the date hereof, upon satisfaction of each of the conditions set forth in PARAGRAPH 2 hereof, the Credit Agreement is hereby amended as follows (section references used below refer to sections of the Credit Agreement):


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               (a) TERM LOAN A AMORTIZATION. The schedule of dates and amounts set forth in SECTION 2.3(C) is amended to delete the references therein to June 30, 2000 and September 30, 2000 and the amounts set forth opposite such dates, and to replace such dates and amounts with the following:

                      June 30, 2000                       $0
                      September 30, 2000                  $10,000,000

               (b) TERM LOAN B AMORTIZATION. The schedule of dates and amounts set forth in SECTION 2.4(C) is amended to delete the references therein to June 30, 2000 and September 30, 2000 and the amounts set forth opposite such dates, and to replace such dates and amounts with the following:

                      June 30, 2000                       $0
                      September 30, 2000                  $475,000

              (c) INTEREST PAYMENTS. The first sentence of SECTION 3.1(C) is deleted in its entirety and replaced with the following sentence:

               Interest on Loans shall be due and payable in arrears on each Interest Payment Date; PROVIDED, HOWEVER, THAT (i) all interest which would otherwise be due and payable on the Interest Payment Date occurring on June 30, 2000 shall continue to accrue on the applicable Loans from and after such date and shall become due and payable in arrears on July 10, 2000, (ii) all interest otherwise due and payable on each Interest Payment Date occurring after June 30, 2000 and before September 30, 2000 shall continue to accrue on the applicable Loans from and after such Interest Payment Date and shall become due and payable in arrears on September 30, 2000 subject to the other provisions of this Agreement regarding payments stated as to be made on days which are not Business Days, and (iii) notwithstanding the provisions of the immediately foregoing CLAUSES (I) and (II) of this subsection, in no event is any interest being forgiven with respect to any period of accrual hereunder.

               (d) FINANCIAL COVENANTS. SECTION 7.2 is amended to delete, from each of the schedules of dates (or periods) and ratios set forth in SUBSECTIONS (A), (B) and (C) of such section, each reference therein to June 30, 2000 and each corresponding ratio set forth opposite such date.

2. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following:

              (a) counterparts to this Amendment duly executed by each of the Credit Parties and each of the Lenders;

              (b) certified copies of resolutions or similar authorizations of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing such Credit Party's execution and delivery hereof; and


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              (c) an opinion or opinions from counsel to the Credit Parties with respect to this Amendment, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

3. COMPLIANCE CERTIFICATE. Notwithstanding the amendment to SECTION 7.2 of the Credit Agreement set forth above in PARAGRAPH 1(D) of this Amendment, the Borrower agrees to prepare and deliver its compliance certificate pursuant to
SECTION 7.1(C) of the Credit Agreement with respect to its financial performance for the fiscal quarter ending June 30, 2000 as if such amendment to SECTION 7.2 had not occurred, including, without limitation, providing its calculation of each of the financial covenants which otherwise would be applicable for such period ended, it being understood and agreed, however, that the Borrower's failure to comply with such hypothetical financial covenants shall not constitute a violation of the Credit Agreement or otherwise constitute an Event of Default or Default.

4. GOOD STANDING CERTIFICATES. Within 30 days after the date hereof, the Borrower shall deliver to the Administrative Agent copies of certificates of good standing, existence or their equivalent with respect to each Credit Party, certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of such Credit Party's formation.

5. RATIFICATION OF CREDIT AGREEMENT. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents.

6. AUTHORITY/ENFORCEABILITY. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

               (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

               (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

7. NO DEFAULT. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
SECTION 6 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the date hereof, (b) no event has occurred and is continuing which constitutes a Default or an


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Event of Default and (c) they have no claims, counterclaims, offsets, credits
(other than any credit for overpayment of interest or fees under the Credit Documents of which the Credit Parties have no knowledge as of the date hereof (each an "Overpayment Credit")) or defenses to their obligations under the Credit Documents or to the extent they have any (other than any Overpayment Credit) they are hereby released in consideration of the Lenders entering into this Amendment.

8. COUNTERPARTS/TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    * * * *


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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:                           DAVEL FINANCING COMPANY, L.L.C.,
                                    a Delaware limited liability company

                                    By:    DAVEL COMMUNICATIONS, INC.,
                                           its sole managing member


                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________

PARENT GUARANTOR:                   DAVEL COMMUNICATIONS, INC.,
                                    a Delaware corporation

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


SUBSIDIARY GUARANTORS:              DAVEL COMMUNICATIONS GROUP, INC.,
                                    an Illinois corporation

                                    PEOPLES TELEPHONE COMPANY, INC.,
                                    a New York corporation

                                    PEOPLES TELEPHONE COMPANY, INC.,
                                    a New Hampshire corporation

                                    PEOPLES COLLECTORS, INC.,
                                    a Delaware corporation

                                    PTC CELLULAR, INC.,
                                    a Delaware corporation

                                    PTC SECURITY SYSTEMS, INC.,
                                    a Florida corporation

                                    TELELINK TELEPHONE SYSTEMS, INC.,
                                    a Georgia corporation

                                    SILVERADO COMMUNICATIONS CORP.,
                                    a Colorado corporation



                                Signature Page to
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                                    PEOPLES ACQUISITION CORP.,
                                    a Pennsylvania corporation

                                    TELALEASING ENTERPRISES, INC.,
                                    an Illinois corporation

                                    ADTEC COMMUNICATIONS, INC.,
                                    a Florida corporation

                                    INTERSTATE COMMUNICATIONS, INC.,
                                    a Georgia corporation

                                    T.R.C.A., INC.,
                                    an Illinois corporation

                                    DAVELTEL, INC.,
                                    an Illinois corporation

                                    DAVEL MEXICO, LTD.,
                                    an Illinois corporation

                                    COMMUNICATIONS CENTRAL INC.,
                                    a Georgia corporation

                                    CENTRAL PAYPHONE SERVICES, INC.,
                                    a Georgia corporation

                                    COMMUNICATIONS CENTRAL
                                    OF GEORGIA, INC.,
                                    a Georgia corporation

                                    INVISION TELECOM, INC.,
                                    a Georgia corporation

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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AGENT:                              BANK OF AMERICA, N.A. (FORMERLY,
                                    NATIONSBANK, N.A.),
                                    in its capacities as the Administrative
                                    Agent and Collateral Agent

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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LENDERS:                            BANK OF AMERICA, N.A. (FORMERLY,
                                    NATIONSBANK, N.A.),
                                    individually in its capacity as a Lender, and in its capacity as the Issuing Lender

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                   THE CHASE MANHATTAN BANK

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


                                Signature Page to
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                                   THE BANK OF NEW YORK

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


                                Signature Page to
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                                   FLEET BANK, N.A.

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


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                                   LASALLE BANK NATIONAL ASSOCIATION
                                   (AS SUCCESSOR TO LASALLE NATIONAL BANK)

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


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                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


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                                   CREDIT AGRICOLE INDOSUEZ

                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________



                                   By:  _________________________________
                                        Name: ___________________________
                                        Title: __________________________


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                                    BANK ONE N.A. (AS SUCCESSOR TO THE FIRST
                                    NATIONAL BANK OF CHICAGO)

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


                                Signature Page to
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                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


                                Signature Page to
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                                    ALLSTATE LIFE INSURANCE COMPANY

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________



                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


                                Signature Page to
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                                    HELLER FINANCIAL, INC.

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


                                Signature Page to
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                                    BNP PARIBAS

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________



                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    EATON VANCE SENIOR INCOME TRUST

                                    By:    EATON VANCE MANAGEMENT,
                                           as Investment Advisor



                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: ____________________________


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                                    SENIOR DEBT PORTFOLIO

                                    By:    BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor



                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: ____________________________


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                                    OXFORD STRATEGIC INCOME FUND

                                    By:    EATON VANCE MANAGEMENT,
                                           as Investment Advisor

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    VAN KAMPEN SENIOR FLOATING
                                    RATE FUND

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    KZH CYPRESSTREE-1 LLC

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    CYPRESSTREE INVESTMENT FUND, LLC

                                    By:    CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           its Managing Member

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________



                                    CYPRESSTREE INSTITUTIONAL
                                    FUND, LLC

                                    By:    CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           its Managing Member

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________



                                    NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND

                                    By:    CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           as Portfolio Manager

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________


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                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES

                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________



                                    By:  _________________________________
                                         Name: ___________________________
                                         Title: __________________________